
NYSE

FTE

ENABLING THE EDGE

NYSE AMERICAN: FTNW

DISCLAIMER

The views presented in this presentation are for discussion purposes only. Information and opinions presented in this presentation have been obtained or derived from sources believed to be reliable. However, FTE Networks, Inc. (the "Company") does not make any representations or warranties as to the accuracy or completeness of any information contained herein. In addition, the Company does not accept any liability for losses arising from the use of the material presented in this presentation, except to the extent that such liability arises under specific U.S. statutes or regulations applicable to the Company.

The information and statements contained herein may contain forward-looking information as defined under applicable U.S. securities legislation, herein called "forward-looking statements." Forward-looking statements involve known and unknown risks and uncertainties which could cause the Company's prospects or actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the availability of funds, the successful commercialization of the Company's technologies, the ability of the Company to take advantage of business opportunities in its specific industry, uncertainties related to the prices at which the Company or other third parties may be able to sell its products in the future, and general changes in economic conditions. Investors are cautioned not to rely on these forward-looking statements. Except as required by law, the Company does not undertake any obligation to update the information or forward-looking statements contained herein, whether as a result of new information, future events, or otherwise.

The information contained herein is Proprietary and Confidential information. This presentation does not constitute or form part of any offer for purchase, sale or subscription of, or solicitation, or invitation of any offer to buy, sell, or to subscribe for any securities. Nor may it, or any part of it be relied on in connection with any contract or commitment whatsoever. Disclosure, dissemination, distribution or copying of it or its contents is strictly prohibited.

LEADING THE GLOBAL TRANSITION TO
NEXT GENERATION INTELLIGENT BUILDINGS

LEADING THE GLOBAL TRANSITION TO **NEXT GENERATION, INTELLIGENT BUILDINGS**


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6/30/2018 Price: $19.30
Market Capitalization: $123 Million
Enterprise Value: $207 Million

- FTE designs and builds innovative, state-of-the-art facilities for some of the most prestigious companies in the world including Fox, Bloomberg and the NYSE
- End-to-End developer with emphasis on advanced network and building ecosystem management solutions
- **FTE is leveraging the company's disruptive CrossLayer technology to provide carrier grade in-building wireless connectivity services**
- CrossLayer allows building owners to retain control of their network
- Partnered with global real estate leader, CBRE Group to accelerate the adoption of CrossLayer; driving new high margin recurring revenue streams for FTE
- 2018 Financial Outlook:
  - **Revenue: $350 million (+23% YOY)**
  - **Adjusted EBITDA: $30 million (+42% YOY)**

https://www.nyse.com/quote/XASE:FTNW

THE "FOURTH UTILITY":

BRIDGING BUILDING-BASED TELECOM INFRASTRUCTURE WITH EDGE COMPUTING TECHNOLOGY

END-TO-END **SMART INFRASTRUCTURE SOLUTIONS**

BENEFITS OF UTILIZING ADVANCED NETWORK TECHNOLOGY DROP-IN

- ✓ **Maintain control of in-building network infrastructure – and profit from it**
- ✓ **Provide turn-key, advanced connectivity to tenants**
- ✓ **Enhance reliability with redundant systems – eliminate or substantially reduce downtime**

SMARTER INFRASTRUCTURE-DEMAND REQUIRES A

SMARTER OPERATING MODEL

FTE IS A NEXT-GENERATION **INFRASTRUCTURE TECHNOLOGY COMPANY** BRINGING FULL-TECHNOLOGY STACK CAPACITY TO THE INTELLIGENT BUILDING AND CAMPUS ARENA

END-TO-END **SMART INFRASTRUCTURE SOLUTIONS**

INFRASTRUCTURE SEGMENT

- Designs and builds innovative, state-of-the-art facilities
- **Acts as a foundation for total enterprise dynamic**
- Provides fundamental, financial, and client base ballast to “technology” component
- Well established with a strong customer base

TECHNOLOGY SEGMENT

- **Provides higher margin recurring “overlay” for total enterprise dynamic**
- Enabling the complete management of in-building ecosystems
- Immediately scalable, immediately total-model ready, carrier agnostic

FTE WAS CREATED TO MEET THE GROWING DEMAND FOR **COMPLETE IN-BUILDING ECOSYSTEM MANAGEMENT** AND **ADVANCED NETWORK COMMUNICATIONS INFRASTRUCTURE**

- Integration of three, complementary value-add businesses allows for the creation of a singular, next-generation infrastructure technology company
- Utilizing existing clientele, FTE can bring a technology-led value-add to a diverse set of customers
- Integrating a "technology overlay" to its existing business model has fundamentally changed FTE; evolving it to being technology-first

A NEXT-GENERATION
INFRASTRUCTURE TECHNOLOGY COMPANY

UTILIZING A MULTI-PRONG
MARKET ATTACK STRATEGY

INFRASTRUCTURE SEGMENT

- Led by acquisition of Benchmark Builders in Q2 2017
  - Designs & Builds Innovative State-of-the-Art, Intelligent Facilities
  - Fortune 1000 Top-Tier Commercial Clients in NYC Metro Area
- Jus-Com provides expertise in network installation
  - Fiber Optics Installation
  - Data Centers


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TECHNOLOGY SEGMENT
LED BY CROSSLAYER

- Launched in Q4 2017 – 11 Buildings "On-Net" Currently
- Industry-Leading, Low Cost, Open Infrastructure
- Ultra-High Speed Access Anywhere in Building
- Superior Quality Internet Service
- Recurring Revenue Model
- Multi-layer Security with Built-in Redundancy to Prevent Service Disruption
- Offers New Revenue Streams for Building Owners from Retained Data Ownership



KEY FACTORS

DRIVING A FOCUS ON IN-BUILDING NETWORKS

Employee Demands for More Advanced Services

Augmented/Virtual Reality, 360 Video, 4/8K Streaming Video, Local/Private Cloud, Smart Building Experiences

Office Network Density Continues to Increase

Impacts Network Performance & Compounds Complexity Involved to Deliver Communications Services

Higher Speed Services Require a Cleaner Environment

Inflexibity of Current Physical In-Building Networks Impede Opportunities to Expand Services & Capabilities

Current Solutions Do Not Present a Path to Successfully Implement an Advanced Network

Carrier Solutions/Services Address the Specific Tenant Need vs Solving the Network Challenge



CROSSLAYER: IN-BUILDING MODEL



Traditional System
Back Haul Support
DAS
Fixed Wireless
Private WiFi
DAS & Small Cell
Private Network
Dedicated Internet
BMS
Tenant Data Services
Emergency
Voice Product
Smart Lighting
IoT Sensor
Security
Guest/Public WiFi
Video Surveillance
Services
Tenant Data Services
Guest WiFi
Private WiFi
Wired Internet Access
Voice Products
Private Networks (EPL)
Smart sensors /HVAC/ Lighting
Security
Video
Emergency
DAS & Small Cell
Building Management System
CL Node
Network (WAN & LAN)
Compute (Hosting and Analytics)
Storage (Data and Content Cache)
Power (UPS monitoring and Battery)
CPU Cores = 200
Total RAM = 1 Terabyte
Total Storage = 10 Terabytes
Network Capability = 1.4Tbps
Core Network Fabric with 10Gb NAP handoffs
Carriers' Central Offices
CO
Carrier Traffic to NAP
Main Metropolitan Network Access Point (NAP)
Voice
Internet
WiFi Offload
Content Providers
14 Carriers' Nodes
CL Node
Metro Fiber Network
CL System
Back Haul Support
DAS
Fixed Wireless
Private WiFi
DAS & Small Cell
Private Network
Dedicated Internet
BMS
CL Node
Tenant Data Services
Emergency
Voice Product
Smart Lighting
PoE
IoT Sensor
Security
Guest/Public WiFi
Video Surveillance
CL Node

EASES KEY **CONNECTIVITY PAIN POINTS**

PROBLEM	SOLUTION

CROSSLAYER™

Connectivity Is #1

- Internet Access Quality #1 Factor in Choosing New Space
- Real Estate is Ranked On-Line by Connection Quality

Immediate Access

- Building Owner Directly Provides Network Services to Tenants
- Service is Turned Up Immediately
- Experience is Reliable, Secure & Fast
- Access to Services Campus-Wide via Wireless Infrastructure

It is Still Hard To Get Service

- It Can Take up to 10 Weeks to Get Service Installed
- Network is Still Slow & Unreliable

New Revenue Stream

- We Give the Owner the "4th Utility"
- Owner is Already Selling Electric, Water & Phone Services to Tenants

CASE STUDY: INDUSTRY CITY

FTE Selected to Build and Manage Ultra-Fast Compute-to-the-Edge Network to Industry City's (IC) 35-Acre Waterfront Campus with ~20 Buildings in Brooklyn, NY

- Benchmark Builders Relationships Provide Sales Channel for CrossLayer
- Access to More Than 450 IC Commercial Tenants
- FTE Will Deliver Telecom Carrier-Like Functionality
- Project Meets Demands of Industry City's Innovative Ecosystem of Tenants and Community
- Industry City Owns Data Network and Connections
- FTE to Manage Carrier-Neutral Network

ATTRACTIVE FUNDAMENTALS, PRIMED FOR GROWTH

FTE BUSINESS MODEL **SPANS MULTIPLE HIGH GROWTH MARKETS**


In Building Wireless Market Growth
$4.8B
$16.7B
Global Smart Building Market Value
$7.0B
$36.0B
Network Infrastructure (Fiber)
$130.0B
$150.0B
Data Center
$130.0B
$170.0B
US Commercial Construction
$204.0B

In Building Wireless Market Growth	Global Smart Building Market Value	Network Infrastructure (Fiber)	Data Center	US Commercial Construction
2015-2020 28.1% CAGR	2014-2020 30% CAGR	2017-2021	2016-2021 5.5% CAGR	2017
Source: Markets and Markets In-Building Wireless	Source: constructiondive.com/new/smart-buildings-market-prepares-to-take-off	Source: Knowledge Sourcing Intelligence DCI Forecast	Source: Deloitte Communications Infrastructure Upgrade: The Need for Deep Fiber, 2017	Sources: Newmark, Grubb, Knight & Frank; Dodge Data & Analytics

BALANCE SHEET & INCOME STATEMENT DATA

Income Statement Data as of 3/31/2018

- Pro forma 2017 revenue of $285 million
- Adjusted EBITDA of $21.2 million

2018 Outlook

- Net Revenue $350 mil
- Adjusted EBITDA $30 mil

Balance Sheet Data as of 3/31/2018

- Cash $9.6 mil
- Total Debt $80 mil
  - $26.4 mil senior debt facility 12% interest plus 4% PIK matures 3/31/2019
  - $49 mil seller note associated with Benchmark acquisition in 2017
    - $6.5 mil 3% note matures 10/20/2018
    - $12.5 mil 5% note matures 4/20/2019
    - $30 mil 3% note matures 4/20/2020

A NEXT-GENERATION INFRASTRUCTURE TECHNOLOGY COMPANY

VALUATION METRICS

FTNW

- EV: $207 million
- EV/2018 sales: .6X
- EV/2018 Adjusted EBITDA: 6.9X
- 2018 projected revenue growth rate of 42%

Industry Averages

- 1.0X average peer group EV/2018 Sales
- 10.6X average peer group EV/2018 EBITDA

- Peer group: ZAYO, GTT, CCOI, DXC, CAPP, GIB, ATOS, MTZ, DY, ACM, GVA, TPC, WG, PWR, AGX

FTE A NEXT-GENERATION INFRASTRUCTURE TECHNOLOGY COMPANY

SENIOR EXECUTIVE LEADERSHIP - CEO, CFO, COO, CAO

MICHAEL PALLESCHI

Chief Executive Officer &
Chairman of the Board
Co-Founder

- 22 years executive leadership |technology and telecommunications experience
- Chairman and CEO since 2014
- COO and President of Focus Venture Partners
- Senior management positions at Level 3 Communications, Qwest Communications and MCI

DAVID LETHEM

Chief Financial Officer

- 31 years of experience with publicly traded companies in the fields of finance and accounting
- Named Chief Financial Officer of FTE in 2014
- Previously Director of Finance and Audit for Audit Management Solutions

LYNN MARTIN

Chief Operating Officer &
President of Technology

- More than 20 years of telecom experience
- Previously SVP Strategy & Portfolio Management at Nexius
- Senior Strategist in Accenture's Network Practice
- VP at Level 3 Communications

ANTHONY SIROTKA

Chief Administrative Officer &
President of Infrastructure

- 22+ years telecommunications and construction industry
- Principal of LQ Optics, a NYC based telecommunications infrastructure solutions firm
- Senior management positions at Level 3 Communications and McCann, Inc.

SENIOR EXECUTIVE LEADERSHIP - CONTINUED

FRED SACRAMONE

President of Benchmark Builders
Member of Board of Directors

- 24+ years general contracting management experience, co-founder of Benchmark Builders
- Senior roles leading large complex projects

MICHAEL BONEWITZ

Chief Technology Officer

- 20+ years of senior management experience in communications network engineering
- VP of Strategy and Product Development for Cloud services, Fiber engineering and construction at Nexius

KIRSTIN GOOLDY

Chief Compliance Officer

- 24+ years senior management in telecom & technology
- CFO and Board Member of Powerstorm ESS

TAKEAWAYS

- First-to-Market Provider of Fast, Secure, Open Source Wireless Networks
- Comprehensive Service Model Leveraging Three Fully Integrated and Complementary Businesses
- **CrossLayer at the Foundation of Technology Offering**
- **Benchmark Builders Provides Sales and Marketing Channel to Fortune 1000 Clients**
- Validating a Business Model That Can Be Replicated in New Geographic Markets

CONTACT

FTE Networks

KIRSTIN GOOLDY

- 877-850-4308
- ir@ftenet.com

MZ Group

Ted Haberfield, President

- 760-755-2716
- thaberfield@mzgroup.us




NYSE

ENABLING THE EDGE

NYSE AMERICAN: FTNW